SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

MARCO COMMUNITY BANCORP, INC.

(Name of Registrant as Specified in its Charter)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

☐	Fee paid previously with preliminary materials

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by Registration Statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed: March 30, 2006

Marco Community Bancorp, Inc.

April 1, 2006

To our Shareholders:

We are pleased to announce that the 2006 Annual Meeting of Shareholders of Marco Community Bancorp, Inc. will be held at the Marco Lutheran Church, 525 North Collier Boulevard, Marco Island, Florida 34145, on April 29, 2006, beginning promptly at 10:00 a.m. local time. Coffee and pastries will be served at the Church beginning at 9:00 a.m. Immediately following the meeting, a light lunch reception will also be held at the Church. We invite you to join us for all of these events. If you have any questions or need additional information about these events, please call Laura Jennings at (239) 389-5200, extension 238.

The Notice of the Annual Meeting of Shareholders and Proxy Statement attached to this letter describe the formal business that will be transacted at the Annual Meeting and provide material information concerning that business, which this year includes only routine matters. Our directors and officers, as well as representatives of our legal counsel, Igler & Dougherty, P.A. and our independent auditor Hacker, Johnson & Smith, P.A., will be present at the Annual Meeting to assist in the conduct of the meeting.

It is important that your shares be represented and voted at the Annual Meeting. You can vote your shares by completing and signing the enclosed Proxy Card. Should you attend the Annual Meeting and prefer to vote in person, you will be given that opportunity.

On behalf of the Board of Directors and all the employees of Marco Community Bancorp, Inc., we look forward to seeing you at the Annual Meeting.

Sincerely,

Richard Storm, Jr. Chairman and Chief Executive Officer

MARCO COMMUNITY BANCORP, INC. • PROXY STATEMENT

1770 San Marco Road• Marco Island, Florida 34145

Marco Community Bancorp, Inc.

NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 29, 2006

The 2006 Annual Meeting of Shareholders (“Annual Meeting”) of Marco Community Bancorp, Inc. (“MCBI”) will be held at the Marco Lutheran Church, 525 North Collier Boulevard, Marco Island, Florida 34145, on April 29, 2006, beginning promptly at 10:00 a.m. local time. At the Annual Meeting, the holders of MCBI’s outstanding common stock will act on the following items:

1.	The election of nine members of the Board of Directors, each to serve for a one-year term;

2.	The ratification of the appointment of Hacker, Johnson & Smith, P.A., as the independent auditors for MCBI and its wholly-owned subsidiaries, for the fiscal year ending December 31, 2006;

3.	The adjournment of the Annual Meeting to solicit additional proxies in the event there are not sufficient votes to approve any of the foregoing items; and

4.	To transact any other business that properly comes before the Annual Meeting, or any adjournment thereof.

All shareholders of record owning shares of MCBI at the close of business on March 14, 2006, are entitled to vote at the Annual Meeting or any adjournments thereof.

By Order of the Board of Directors,

Bruce G. Fedor Corporate Secretary

Marco Island, Florida

April 1, 2006

MARCO COMMUNITY BANCORP, INC. • PROXY STATEMENT

1770 San Marco Road• Marco Island, Florida 34145

Marco Community Bancorp, Inc.

PROXY STATEMENT

These proxy materials are being provided in connection with the solicitation of proxies by the Board of Directors of Marco Community Bancorp, Inc. (“MCBI”) to be voted on at the 2006 Annual Meeting of Shareholders, and any adjournment thereof (“Annual Meeting”). MCBI’s Annual Report, which includes the financial statements for the fiscal year ended December 31, 2005, accompanies this Proxy Statement, which is first being mailed to shareholders on or about April 1, 2006.

Date, Time and Location

•	Saturday, April 29, 2006

•	10:00 a.m. local time

•	The Marco Lutheran Church, 525 North Collier Boulevard, Marco Island, Florida 34145

Solicitation and Voting of Proxies

This Proxy Statement and the accompanying Proxy Card are being furnished to MCBI shareholders in connection with the solicitation of proxies by the Board of Directors of MCBI, the parent holding company of Marco Community Bank (“Bank”) and MCB Commercial Lending Corp.

Regardless of the number of shares of common stock that you own, it is important that your shares be represented by proxy or that you be present at the Annual Meeting. To vote by proxy, please indicate your vote in the spaces indicated on the enclosed Proxy Card and return it signed and dated, in the enclosed postage-paid envelope. Proxies obtained by the Board of Directors will be voted in accordance with the directions given therein. If you do not indicate how your shares should be voted on a matter, the shares represented by your properly completed proxy will be voted in accordance with the Board of Directors’ recommendations as stated in this Proxy Statement.

MARCO COMMUNITY BANCORP, INC. • PROXY STATEMENT

1770 San Marco Road• Marco Island, Florida 34145

In order for us to have a quorum present to be able to convene the Annual Meeting, it is important that your proxy be returned promptly. Therefore, whether or not you plan to be present at the Annual Meeting, please complete, sign, and date the enclosed Proxy Card and return it in the enclosed postage-paid envelope, so that your proxy can be counted for purposes of establishing a quorum in order for the Annual Meeting to proceed as scheduled.

Revocation of Proxy

Your presence at the Annual Meeting will not automatically revoke your proxy. How-ever, you may revoke a proxy at any time prior to its exercise by:

•	Delivering a written notice of revocation to MCBI; or

•	Delivering a duly executed proxy bearing a later date to MCBI; or

•	Attending the Annual Meeting and choosing to vote in person.

Voting Procedures

Our Articles of Incorporation do not provide for cumulative voting. Under the Florida Business Corporation Act (“Act”), directors are elected by a plurality of the votes cast at a meeting at which a quorum is present. Our Bylaws provide that a majority of shares entitled to vote and represented in person or by proxy at a shareholder meeting constitutes a quorum. Therefore, each shareholder of record on the record date has the right to vote, in person or by proxy, the number of shares owned by him or her for as many director nominees as there are directors to be elected. For example, if you own five shares, you may vote a maximum of five shares for each director to be elected.

Other matters are approved if affirmative votes cast for a proposal exceed the votes cast against that proposal at a meeting at which a quorum is present, unless a greater number of affirmative votes or voting by classes is required by the Act or our Articles of Incorporation. Abstentions and broker non-votes have no effect on these types of matters under the Act.

If your shares are held in “street name,” under certain circumstances your brokerage firm may vote your shares. Brokerage firms have authority to vote their customers’ shares on certain “routine” matters, including the election of directors. When a brokerage firm votes its customers’ shares on routine matters, these shares are also counted for purposes of establishing a quorum to conduct business at the meeting. A brokerage firm cannot vote its customers’ shares on non-routine matters. Accordingly, these shares are not counted as votes against a non-routine matter, but rather are not counted at all for these matters. There are no non-routine matters to be considered at this Annual Meeting.

The close of business on March 14, 2006, has been fixed by the Board of Directors as the “record date” for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting, and any adjournment thereof. On the record date, there were 2,924,941 shares of MCBI common stock outstanding which were held by approximately 514 shareholders.

MARCO COMMUNITY BANCORP, INC. • PROXY STATEMENT

1770 San Marco Road• Marco Island, Florida 34145

MARKET INFORMATION

Our common stock is traded on the Over-the-Counter Bulletin Board (www.otcbb,com) under the symbol “MCBN.” More information on the market for our securities is included in our Annual Report on Form 10-KSB under the heading “Market for Registrant’s Common Equity and Related Stockholder Matters.”

BOARD OF DIRECTORS MEETINGS

During the year ended December 31, 2005, MCBI’s Board of Directors held ten regular meetings. Directors attended at least 75% of the total meetings of the Board of Directors and any committees on which he or she served. MCBI requires its Directors to attend the Annual Meeting of Shareholders, and in 2005, all of our Directors were in attendance, except for Bruce G. Fedor who was unable to attend because of medical reasons.

COMMITTEES OF THE BOARD OF DIRECTORS

General

MCBI has six standing committees: the Audit Committee; the Corporate Governance Committee; the Executive Committee; the Loan Committee; the Nominating Committee; and the Strategic Planning Committee. The following table lists the members of each Committee.

Board Member	Audit	Corporate Governance	Executive	Loan	Nominating	Strategic Planning
John V. Cofer						Chair
Joel M. Cox	X	X	X	X		X
Bruce G. Fedor		Chair	X		X
Jamie B. Greusel		X		Chair	X
Melanie J. Hanson		X		X	X
Robert A. Marks			X
Stephen A. McLaughlin			Chair	X	Chair	X
E. Terry Skone	Chair			Alternate
Richard Storm, Jr.		Ex-Officio	X	Ex-Officio	Ex-Officio	X

MARCO COMMUNITY BANCORP, INC. • PROXY STATEMENT

1770 San Marco Road• Marco Island, Florida 34145

The Audit Committee has adopted a formal charter which was included with the 2004 Proxy Statement. Under its charter, the Committee reviews MCBI’s auditing, accounting, financial reporting and internal control functions, recommends our independent auditor, and reviews the auditor’s services. For further information regarding the Audit Committee, please see the Report of the Audit Committee below.

The Corporate Governance Committee evaluates MCBI’s corporate policies and procedures, which includes periodically reviewing MCBI’s Articles of Incorporation and Bylaws to determine if any recommended changes need to be made. Special emphasis is placed on compliance with the Sarbanes-Oxley Act of 2002 and federal securities laws. This Committee met three times in 2005. Each member attended at least 75% of these meetings.

The Executive Committee has the authority of the Board of Directors when the Board is not in session. The Executive Committee may exercise all powers of the Board of Directors in the management of the business and affairs of MCBI under Florida law. The Executive Committee met three times in 2005. Each director attended at least 75% of the Executive Committee’s meetings.

The Loan Committee evaluates lending opportunities presented to MCBI, including participations with the Bank. The Committee met three times in 2005, with each director attending at least 75% of the meetings, except for directors Cox and Hanson, who attended 50% of the meetings.

The Nominating Committee meets to evaluate director candidates for MCBI’s Board of Directors. The Board has determined that each member of the Committee is independent as defined by NASDAQ rules. This Committee has not yet adopted a charter and does not have written procedures or a policy on the selection of nominees or the evaluation of shareholder recommendations. Until a charter and nominating procedures are put in place, the Committee will make all such decisions on a case-by-case basis, in which it may consider the nominee’s business background, involvement in the community, prior banking experience, and involvement with the Bank. These are the same criteria used in evaluating candidates selected by the Board. Based on the Company’s size and marketing area, the Board believes these policies are appropriate for MCBI. The Committee did not meet in 2005; the full Board of Directors selected candidates for nomination at the Annual Meeting.

The Strategic Planning Committee evaluates possible expansionary activities for MCBI, both in new lines of business and new market areas. The Committee met four times in 2005. Each director on the Committee attended at least 75% of the meetings.

REPORT OF THE AUDIT COMMITTEE

The Board of Directors believes that the members of the Audit Committee are all “Independent Directors” under Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards, in that they have no relationships that would impair their abilities to objectively and impartially execute their duties.

MARCO COMMUNITY BANCORP, INC. • PROXY STATEMENT

1770 San Marco Road• Marco Island, Florida 34145

The functions of the Audit Committee are focused on three areas:

•	The adequacy of MCBI’s internal controls and financial reporting process and the reliability of MCBI’s financial statements.

•	The performance of MCBI’s internal auditors and the independence and performance of MCBI’s independent auditors.

•	MCBI’s compliance with legal and regulatory requirements.

The Audit Committee has met periodically with management to consider the adequacy of MCBI’s internal controls and the objectivity of its financial reporting. These matters were discussed with MCBI’s independent auditors. The Audit Committee also met with the independent auditors without management present. The independent auditors have unrestricted access to the members of the Audit Committee. In addition, the Audit Committee also recommends to the Board the appointment of the independent auditors and periodically reviews their performance, fees, and independence from management.

No member of our Audit Committee has the requisite financial expertise to qualify as an “audit committee financial expert” as defined by Securities and Exchange Rules. The Board has determined that, given the size of our organization and the number of competitors in our marketplace, obtaining an “audit committee financial expert” who has the specific bank accounting experience to qualify as such, would be extremely difficult. However, the Board believes that all of our current Audit Committee members have a level of financial literacy and familiarity with banking operations to provide strong financial guidance to the Committee and MCBI, with the assistance of our independent auditors.

Management has primary responsibility for MCBI’s financial statements and the overall reporting process, including the system of internal controls. The independent auditors audit the annual financial statements prepared by management and express an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of MCBI in conformity with accounting principles generally accepted in the United States of America, and discuss with the Committee any issues they believe should be raised and addressed. The Audit Committee monitors these processes, relying without independent verification, on the information provided to the Audit Committee and on the representations made by management and the independent auditors.

This year, the Audit Committee reviewed MCBI’s audited financial statements as of, and for, the fiscal year ended December 31, 2005, and met with both management and MCBI’s independent auditors to discuss those financial statements. Management has represented to the Committee that the financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.

The Audit Committee received from, and discussed with, MCBI’s independent auditors, Hacker, Johnson & Smith, P.A., the written disclosure and the letter required by Independence

MARCO COMMUNITY BANCORP, INC. • PROXY STATEMENT

1770 San Marco Road• Marco Island, Florida 34145

Standards Board Standard No. 1 (Independence Discussions with Audit Committees). These items relate to the independent auditor’s independence from MCBI. The Committee also discussed with Hacker, Johnson & Smith, P.A., any matters required to be discussed by the Statement on Auditing Standards No. 61 (Communication with Audit Committees).

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that MCBI’s audited financial statements be included in MCBI’s annual report on Form 10-KSB for the fiscal year ended December 31, 2005. The Audit Committee met five times in 2005, and all members attended at least 75% of such meetings.

Joel M. Cox            E. Terry Skone, Chairman

■            PROPOSAL I. ELECTION OF DIRECTORS            ■

The Board of Directors is presently comprised of nine members, each of whom is being considered for re-election for a one-year term. To the best of our knowledge, no director nominee is being proposed for election pursuant to any agreement between that person and any other person.

The nine nominees include, John V. Cofer, Joel M. Cox, Bruce G. Fedor, Jamie B. Greusel, Melanie J. Hanson, Robert A. Marks, Stephen A. McLaughlin, E. Terry Skone and Richard Storm, Jr., who have all indicated their willingness to stand for election and to serve as directors if elected. Should any of the director nominees become unable or unwilling to serve, proxies will be voted for the election of such other person(s) as the Board of Directors may choose to nominate.

As previously discussed in this Proxy Statement, the affirmative vote of a plurality of the votes cast at the Annual Meeting is needed to elect each director. Abstentions and withheld votes will have the same effect as votes against a director nominee.

Information relating to the business experience and age of MCBI’s director nominees and non-director executive officers is set forth below.

DIRECTOR NOMINEES

John V. Cofer, age 62, has been a director of MCBI since 2004 and has served as Chairman and Chief Executive Officer of MCB Commercial Lending Corp. since its founding in 2004. Mr. Cofer previously served as a director of First National Bank of Florida, Naples, Florida from June 2001 to July 2002. He also served as Vice Chairman of Citizens Community Bancorp, Inc. and Chairman of its wholly-owned subsidiary CCB Mortgage Corporation. Mr. Cofer’s prior business interests included a position as Senior Partner of Oxford Development Corp. of Bethesda, Maryland from 1973 to 1988, where he was responsible for the development of over 16,000 apartment units and the management of over 27,000 apartment units in nine states. He also served as President of Krupp Cofer Development and Krupp Realty of Boston, Massachusetts from 1988 to 1990 when he retired. Mr. Cofer is a previous member of the Beach

MARCO COMMUNITY BANCORP, INC. • PROXY STATEMENT

1770 San Marco Road• Marco Island, Florida 34145

Committee and the Architectural Review Committee of the Marco Island Civic Association, and a previous member of the Board of Directors of Gulfview Condominium Association.

Joel M. Cox, age 67, is a founding director of MCBI and the Bank, and has over 40 years of experience in the banking and insurance industries. Mr. Cox was Vice President and a director of Cox Insurance Agency, Inc., in Marco Island, from 1984 until 2002. He has also been a director of People’s Community Bank of the West Coast in Sarasota, Florida since 1999, and a director of its parent holding company, People’s Community Bancshares, Inc., since its establishment in 2002. He was also a founding director of Citizens Community Bank of Florida in Marco Island and of its parent holding company, Citizens Community Bancorp, Inc. and served as a director until the companies were acquired by F.N.B. Corporation in April 2001.

Bruce G. Fedor, age 70, is a non-practicing attorney and a director of MCBI. Mr. Fedor previously was General Counsel for BancFlorida in Naples and Citizens Community Bancorp, Inc. in Marco Island. In between those two positions, he practiced banking and real estate law, as of counsel, with the Naples law firms of Annis, Mitchell, et al, and Harter, Secrest and Emery. From 1988 to 1990, Mr. Fedor was with Cummings and Lockwood, Naples, Florida. Mr. Fedor was also the initial Chairman of the Board for Pelican National Bank, Naples, Florida. Prior to moving to Florida in 1987, Mr. Fedor practiced banking and real estate law in Cleveland, Ohio for 25 years. In 1957, Mr. Fedor received his B.A. degree from the University of Notre Dame and in 1962, received his J.D. degree from the Cleveland-Marshall School of Law at Cleveland State University in Cleveland, Ohio. He presently is a member of the Florida Bar and the Collier County Bar Association.

Jamie B. Greusel, age 44, a director of MCBI since 2004, and a founding director of the Bank, has been a principal in the Law Office of Jamie B. Greusel, in Marco Island since 1988. She is licensed to practice in both Florida and New Jersey. Ms. Greusel was previously a director of Citizens Community Bank of Florida from 1998 to April 2001. She earned her law degree from Stetson University, cum laude, in 1987 and her B.A. from Juniata College in 1983.

Melanie J. Hanson, age 40, is a founding director of Marco Community Bank and has been a director of MCBI since January 2005. Ms. Hanson’s background began with the women’s fashion industry followed by real estate. More recently, she served as a director of Citizen’s Community Bank of Florida from April 2000 until April 2001 at which time the bank was sold to the F.N.B. Corporation. Ms. Hanson has been a co-trustee of a private trust since 1999 and is responsible for managing the real estate and investment portfolio of the trust. Ms. Hanson is also the President of the Bentley Hanson Corporation, a real estate investment company which she established in 2000.

Robert A. Marks, CLU, age 74, a founding director of MCBI and the Bank, retired from Metropolitan Life Insurance Company in 1986, after a 30-year career culminating with his service as a Regional Manager based in Nashville, Tennessee. From 1996 to 2001, he was a director of Citizens Community Bank of Florida and Citizens Community Bancorp, Inc. Mr. Marks received a Chartered Life Underwriter degree in 1971 from the American College of Life Underwriters.

MARCO COMMUNITY BANCORP, INC. • PROXY STATEMENT

1770 San Marco Road• Marco Island, Florida 34145

Stephen A. McLaughlin, age 59, is the founding Vice Chairman of the Board of MCBI and a director of the Bank, and in December, 2005 was appointed the President and Chief Operating Officer of MCBI, and served as the acting Bank Chief Executive Officer from August 2005 to March 2006. Mr. McLaughlin is also involved in the operation of several Maine-based real estate consulting and timber companies, including Stillwater Land & Lumber Limited and Stillwater Associates. He was also a founding director of Citizens Community Bank of Florida and of Citizens Community Bancorp, Inc. and served as a director until both were acquired by F.N.B. Corporation in April 2001. From 1996 to 1998, he served as that bank’s Vice-President for Administration. Mr. McLaughlin graduated from the University of Maine in 1968 with an Electrical Engineering degree.

E. Terry Skone, age 65, is a founding director of MCBI and the Bank. He retired as President and Chairman of Deerwood Bancorporation, Inc. and of First National Bank of Deerwood, Deerwood, Minnesota in 1997, after 42 years of service. Following his retirement, he was a director of Citizens Community Bancorp, Inc. from 1998 to 1999. He received a B.S. from Gustavus Adolphus College in 1962, and in 1969, graduated from the University of Wisconsin School of Banking.

Richard Storm, Jr., age 64, the founding Chairman of the Board and Chief Executive Officer of MCBI since 2004, has been a resident of Collier County, Florida for over 26 years. Mr. Storm has more than 30 years of experience in banking and was a founding director, Chairman of the Board and Chief Executive Officer of Citizens Community Bank of Florida and its parent holding company, Citizens Community Bancorp, Inc. He served in those capacities until Citizens Community Bancorp, Inc. and its subsidiaries were sold in April 2001 to F.N.B. Corporation. Mr. Storm served as the President and Chief Executive Officer of Citizens Community Bank, a subsidiary of F.N.B. from April 2001 to December 31, 2002. From 1987 to 1994, Mr. Storm served as a director and Corporate Secretary of Citizens National Corporation and as a director of Citizens National Bank, both located in Naples, Florida. Following Citizens National’s merger with AmSouth Bank of Florida in 1994, Mr. Storm served as a City Director of AmSouth Bank until 1995. Mr. Storm was also a director of Danbury Bank and Trust, Danbury, Connecticut from 1973 to 1979 and then after the merger with Connecticut Bank and Trust was appointed a regional director. From 1997 to 1998, he served as a director of the Florida Community Bankers and in 1999 as a director of the Florida Bankers Association. In addition to his many bank affiliations over the years, Mr. Storm has an extensive background in real estate management, marketing, finance and development. He is currently Chief Executive Officer and President of LoanStar Capital, Inc. (a mortgage and venture capital company), President of River Village, Inc. (a condominium development company) and a director of Cumberland Properties, Inc. (a shopping center owner/operator).

Non-Director Executive Officers

Howard B. Montgomery, age 57, is President, Chief Executive Officer and a director of the Bank and is an Executive Vice President of MCBI. He was President and a Director of Pelican National Bank, and a Director of Pelican Financial, Inc., Naples, Florida, from August 2004 until February 2006. From November 2000 until joining Pelican Financial, he was Chief Operating Officer of CA-TEL Telecommunications, Inc., a regional telecommunications

MARCO COMMUNITY BANCORP, INC. • PROXY STATEMENT

1770 San Marco Road• Marco Island, Florida 34145

contractor with additional activities in real estate infrastructure construction. From February, 2000, he was managing director of a specialized financial services consulting practice specializing in finance and investment banking activities, strategic planning and technology integration, which has no current activities. From November 2000 to June 2002, Mr. Montgomery served as Managing Director, HASCO Finance, Inc. /HASCO Services, a specialized asset based lender in Europe. From July 1997 to February 2000, he worked as President, CEO and Director of The Bank of Asheville, a de novo community bank based in Asheville, North Carolina. Mr. Montgomery has over 30 years experience in the financial services industry, including regulatory responsibilities, executive management, large and small institution expansions and development. He holds undergraduate and graduate degrees in Business Administration and Real Estate from the University of Georgia and has been recognized for his contributions to numerous educational efforts on behalf of the banking industry.

Thomas M. Whelan, age 56, became Chief Financial Officer of MCBI and the Bank on February 23, 2004 and also served as acting President of the Bank, from August 2005 until March 2006. From 1999 to February 2004, he was Chief Financial Officer of Bancshares of Florida, Inc. and Executive Vice President and Chief Financial Officer of Bank of Florida, N.A. In 1996, his family relocated to Southwest Florida, where he joined Hendry County Bank as Vice President and Cashier. In May 1997, he was named Interim Chief Executive Officer and President. Following the acquisition of Hendry County Bank by Florida Community Bank in February 1998, he served as Executive Vice President in charge of finance, operations and branch administration, until joining Bancshares of Florida, Inc. in April 1999. Mr. Whelan received his Bachelor of Arts degree in business and management from Ohio Northern University in 1971. He is a 1982 honors graduate of the BAI School in Banking at the University of Wisconsin.

Former Director and Executive Officer

Michael A. Micallef, Jr., age 56, resigned as a director and President of the Company and a director, President and Chief Executive Officer of the Bank in July, 2005, having held those positions since 2003. Currently, he is pursuing other business interests in Central Florida. From July 1999 to February 2003, he was President and Chief Operating Officer of Sterling Bank, FSB in Lantana, Florida.

The Board of Directors Recommends that the Shareholders

Vote “For” the Election of the Nine Director Nominees.

MARCO COMMUNITY BANCORP, INC. • PROXY STATEMENT

1770 San Marco Road• Marco Island, Florida 34145

BENEFICIAL STOCK OWNERSHIP OF

DIRECTORS AND EXECUTIVE OFFICERS

The following table contains information regarding the current beneficial ownership of MCBI common stock of each director and non-director executive officer as of the record date. Collectively, these individuals currently own 41.88% of our common stock. To the best of our knowledge Messrs. McLaughlin, Skone, and Storm and Ms. Hanson are the only beneficial owners of more than 5% of MCBI’s common stock.

Directors and Executive Officers	Number of Shares Owned(1)	Right to Acquire(2)	% of Beneficial Ownership(3)
John V. Cofer	46,500	11,250	1.97%
Joel M. Cox	57,735	14,610	2.46
Bruce G. Fedor	1,575	11,250	0.44
Jamie B. Greusel	98,897	23,691	4.16
Melanie J. Hanson	200,025	14,550	7.30
Robert A. Marks	47,937	15,150	2.15
Stephen A. McLaughlin	201,750	32,250	7.91
Michael A. Micallef	40,141	2,310	1.45
Howard B. Montgomery	0	0	0.00
E. Terry Skone	159,083	11,250	5.80
Richard Storm, Jr.	369,396	11,250	12.96
Thomas M. Whelan	1,860	6,810	0.30
All directors and executive officers as a group (12 individuals)	1,224,899	154,371	44.78

(1)	Includes shares for which the named person:

•	has sole voting and investment power;

•	has shared voting and investment power; or

•	holds in an IRA or other retirement plan or program, unless otherwise indicated in these footnotes.

(2)	Includes warrants and options that are exercisable within 60 days of the date of this Proxy Statement.

(3)	Assumes only the indicated individual or group exercises their warrants or options.

EXECUTIVE AND BOARD COMPENSATION

Summary Compensation Table

The Summary Compensation Table below shows compensation information regarding Richard Storm, Jr., Chairman and Chief Executive Officer of MCBI and Thomas M. Whelan, Chief Financial Officer of MCBI and the Bank. No other executive officer received

MARCO COMMUNITY BANCORP, INC. • PROXY STATEMENT

1770 San Marco Road• Marco Island, Florida 34145

compensation at a level required to be reported herein by Securities and Exchange Commission regulations.

	Summary Compensation Table
	Annual Compensation					Long-Term Compensation
Name and Principal Position	Year	Salary	Bonus		Other Annual Compensation(1)	Securities Underlying Options
Richard Storm, Jr. Chairman and Chief Executive Officer of MCBI	2005 2004 2003	$0 0 0	$12,700 0 0	(2)	$0 0 0	0 0 11,250
Stephen L. McLaughlin, President and Chief Operating Officer of MCBI	2005 2004 2003	$30,938 0 0	$18,375 0 0	(2)	$0 0 0	0 0 11,250
Thomas M. Whelan Chief Financial Officer of MCBI and the Bank(1)	2005 2004	$116,731 89,870	$9,370 7,000		$24,286 0	0 26,250

(1)	Includes 3,750 Share Appreciation Rights (“Rights”) awarded to Mr. Whelan in 2004, at a base price of $6.67 per share. With those Rights, he receives cash compensation at each year-end in the amount of the difference between the price of MCBI common stock at year-end, and the base price, which is $6.67 per share for the first year and thereafter the previous year’s price. The Rights were effective beginning January 1, 2005, with a term of 10 years. Mr. Whelan also has the option to defer payment and carry the current base price to the next year.

(2)	Fees and bonuses for service in 2005, paid in 2006.

STOCK OPTIONS GRANTED AND OUTSTANDING IN 2005

No stock options were granted to the listed officers in 2005. The following table sets forth information about the number of shares reserved for issuance under our stock option plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options	Weighted average exercise price of outstanding options	Number of securities remaining available for future issuance
Stock option plans approved by security holders	270,300	$6.26	78,000
Equity compensation plans not approved by security holders	0	N/A	0

Total	270,300	$6.26	78,000

MARCO COMMUNITY BANCORP, INC. • PROXY STATEMENT

1770 San Marco Road• Marco Island, Florida 34145

AGGREGATED FISCAL YEAR-END OPTION VALUES

The following table discloses the aggregate value of the unexercised options held by the officers listed in the above Summary Compensation Table:

Name	Number of Shares Underlying Unexercised Options at December 31, 2005		Value of Unexercised In-the Money Options at December 31, 2005
	Exercisable	Unexercisable	Exercisable	Unexercisable
Richard Storm, Jr.	11,250	0	$116,213	$0
Thomas M. Whelan	5,250	21,000	$54,233	$216,930

Benefits

MCBI currently does not provide medical or related benefits to its officers or directors at the holding company level. Officers of our subsidiaries, however, are provided hospitalization, major medical, long-term disability insurance, dental insurance, and term life insurance under group plans with generally the same terms as are offered to all full-time employees.

Employee Stock Option and Limited Rights Awards

MCBI currently provides for the grant of stock option awards and limited rights awards to its and the Bank’s executive officers and other employees under the 2003 Employees’ Stock Option and Limited Rights Plan (“Plan”), the amendment of which was approved by MCBI’s shareholders at last year’s annual meeting. A total of 187,500 shares of MCBI common stock are reserved for issuance under the Plan.

The maximum number of shares an MCBI or Bank employee may be granted options for is 37,500. Employees of MCBI or the Bank may be granted options to purchase shares of common stock, as determined by the Board in its sole discretion.

Options granted under the Plan can be either “incentive stock options” within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended, which are designed to result in beneficial tax treatment to the employee but no tax deduction to MCBI, or “compensatory stock options” which do not give the employee certain benefits of an incentive stock option, but will entitle MCBI to a tax deduction when the options are exercised.

The per share exercise price at which the shares of common stock may be purchased upon exercise of a granted option must be equal to or greater than the Fair Market Value of a share of common stock as of the date of grant. Fair Market Value of a share of common stock is determined as defined in the Plan. In no event can the Fair Market Value be less than $6.00 per share.

MARCO COMMUNITY BANCORP, INC. • PROXY STATEMENT

1770 San Marco Road• Marco Island, Florida 34145

At the discretion of the Board, limited rights may be granted in tandem with options granted under the Plan. Limited rights may only be exercised six months after the date of their grant and they will terminate upon the exercise or termination of the underlying option. A limited right entitles the holder thereof to a cash payment equal to the difference of the option exercise price and the Fair Market Value on the date of exercise. However, limited rights may only be exercised upon a change in control, and when the Fair Market Value of the underlying shares on the day of exercise is greater than the exercise price of the related option.

The Board of Directors may set any vesting schedule for options granted under the Plan. All stock options and limited rights held under the Plan will be immediately canceled when the holder is terminated for “cause” (as that term is defined in the Plan). In the event of the death or disability of a participant, all options and limited rights held under the Plan, whether or not then exercisable, shall be exercisable (by the participant or his or her legal representative) for a period of 12 months following such death or disability. In the event a participant retires, any options or limited rights held under the Plan, whether or not then exercisable, shall be exercisable for a period of 90 days after such retirement.

Employment Contracts

The Bank has entered into an employment agreement with its President and Chief Executive Officer Howard B. Montgomery. The agreement provides that Mr. Montgomery will serve as President and Chief Executive Officer of Marco Community Bank, for an initial term of one year. Mr. Montgomery is to receive a base salary of $150,000 per year and a $75,000 signing bonus payable in three installments in January of 2007, 2008 and 2009. He is also to receive a partial interest in a bank-purchased life insurance policy and a $600 per month automobile allowance.

If Mr. Montgomery terminates his employment for “good reason” or if Marco Community Bank terminates his employment other than for “cause,” (as those terms are defined in the agreement) he will be entitled to a severance payment equal to one year’s base salary and the continued provision of health care benefits for a year. Furthermore, if Mr. Montgomery’s employment is terminated incident to a change in control of MCBI or the Bank, he is also to receive the same severance benefits.

Should Mr. Montgomery receive severance benefits under the agreement, he will be prohibited from working for another financial institution in Collier County, Florida for the length of time that he receives such benefits. Regardless of the reason of termination, Mr. Montgomery will also be prohibited from soliciting the business of any Bank customer or the employment of any Bank employee for one year following his termination.

MCBI has also joined in the agreement to provide a stock option to purchase 30,000 shares of MCBI common stock and share appreciation rights for 10,000 shares.

Additionally, MCBI and the Bank have entered into Change of Control Agreements with six other employees, including Chief Financial Officer Thomas M. Whelan. Pursuant to these

MARCO COMMUNITY BANCORP, INC. • PROXY STATEMENT

1770 San Marco Road• Marco Island, Florida 34145

agreements, if MCBI or the Bank undergo a Change in Control and the employees are terminated without Just Cause (as those terms are defined in the agreements), the employees shall receive severance pay and continuation of health care coverage for periods ranging from two to twelve months. Additionally, the agreements require that the employees provide between two weeks and one months notice of their resignations and prevents them from competing with the Bank in and near Marco Island for periods ranging from two to six months.

Director Compensation

In January 2006, MCBI and its subsidiaries paid their directors $155,750 in total fees and bonuses for their service in 2005. MCBI directors received the following amounts: Chairman Storm, $12,700; Mr. McLaughlin, $49,313; Mr. Marks, $19,775; Ms. Greusel, $17,300; Mr. Cox, $13,500; Mr. Skone, $11,100; and Ms. Hanson, $13,250. MCBI expects to pay similar sized fees and bonuses for service in 2006.

At the 2004 Annual Meeting, the shareholders approved the 2003 Directors’ Stock Option Plan and Limited Rights Plan (“Directors’ Plan”). The following is a summary of the material features of the Directors’ Plan, which is qualified in its entirety by reference to the Directors’ Plan, which was included with the 2004 Proxy Statement.

The Directors’ Plan provides for 142,500 shares of MCBI common stock to be reserved for issuance pursuant to the exercise of options. The maximum number of shares an MCBI director may be granted options for is 11,250, the maximum number for a Bank director is 7,500. Each current MCBI and Bank director has already been granted those amounts of options. Any new directors that are elected or appointed to the Boards of MCBI, the Bank, or any subsidiary thereof may be granted options to purchase shares of common stock, as determined by the Board in its sole discretion.

The purpose of the Directors’ Plan is to promote the growth and profitability of MCBI and the Bank by providing outside directors with an incentive to achieve the long-term objectives of MCBI and the Bank. We believe that the Directors’ Plan will assist in our being able to attract and retain non-employee directors with outstanding competence at MCBI and the Bank, while at the same time, provide such outside directors with an opportunity to acquire an equity interest in MCBI. The Directors’ Plan authorizes the granting of non-statutory stock options (options which do not qualify as incentive stock options). The shares of common stock used under this Plan shall be from authorized and previously unissued shares.

The per share exercise price at which the shares of common stock may be purchased upon exercise of a granted option will be equal to or greater than the Fair Market Value of a share of common stock as of the Date of Grant. Fair Market Value of a share of common stock shall be as defined in the Directors’ Plan. In no instance shall Fair Market Value be less than $6.00 per share.

At the discretion of the Board, limited rights may be granted in tandem with any options granted under the Director’s Plan. Limited rights may only be exercised six months after the date of their grant and will terminate upon the exercise or termination of their underlying option. A

MARCO COMMUNITY BANCORP, INC. • PROXY STATEMENT

1770 San Marco Road• Marco Island, Florida 34145

limited right entitles the holder thereof to a cash payment equal to the difference of the option exercise price and the Fair Market Value on the date of exercise. However, the limited rights are only exercisable upon a change in control when the Fair Market Value of the underlying shares on the day of exercise is greater than the exercise price of the related option.

The Board may set any vesting schedule for options granted under the Directors’ Plan. All stock options and limited rights held under the Directors’ Plan will be immediately canceled when the holder is removed from the Board for “cause” (as that term is defined in the Directors’ Plan). In the event of the death or disability of a participant, all options and limited rights held under the Directors’ Plan, whether or not then exercisable, shall be fully vested and exercisable (by the participant or his or her legal representative) for a period of 12 months following such death or disability. In the event a participant retires from the Board, any options or limited rights held under the Directors’ Plan, whether or not then exercisable, shall be exercisable for a period of 90 days after such retirement.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain directors, executive officers, and principal shareholders (defined as individuals owning 5% or more of MCBI common stock) of MCBI are customers of, and have banking relations with, the Bank. We have a policy, however, of not making loans to our directors or executive officers. Therefore, as of December 31, 2005, neither MCBI nor its subsidiaries had any loans outstanding to its directors, executive officers, or principal shareholders.

PROPOSAL II. RATIFICATION OF THE APPOINTMENT OF THE

■            INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING            ■

DECEMBER 31, 2006

Following consultation with the Audit Committee, the Board of Directors intends to retain the accounting firm of Hacker, Johnson & Smith, P.A. (“Hacker, Johnson”), as the independent auditors for MCBI and the Bank for the fiscal year ending December 31, 2006. A representative from the firm is expected to be present at the Annual Meeting to make a statement and to respond to any shareholder questions.

Audit Fees: The aggregate fees billed for professional services by Hacker, Johnson, in connection with the audit of the annual financial statements and the reviews of the financial statements included in MCBI’s filings with the Securities and Exchange Commission for the fiscal years ended December 31, 2004 and December 31, 2005, were $15,500 and $44,500 respectively.

Audit-Related Fees: In 2004, Hacker, Johnson billed MCBI $6,500 for audit-related fees, but not for any such fees in 2005.

Tax Fees: Hacker, Johnson billed MCBI $2,000 in 2004 and $3,000 in 2005, for tax compliance and advice, including the preparation of MCBI’s corporate tax returns.

MARCO COMMUNITY BANCORP, INC. • PROXY STATEMENT

1770 San Marco Road• Marco Island, Florida 34145

All Other Fees: Excluding those fees described above, Hacker, Johnson did not bill MCBI in 2004 or 2005 for any other fees.

In all instances, Hacker, Johnson’s performance of these services was pre-approved by MCBI’s Audit Committee at a meeting thereof where all relevant facts were disclosed and discussed.

In order to be adopted, this item must be approved by the holders of a majority of the outstanding shares of MCBI’s common stock present or represented by proxy and entitled to vote at the Annual Meeting. If the shareholders do not vote in favor of the appointment of Hacker, Johnson, the Board of Directors will consider the selection of other auditors that are qualified to practice before the Securities and Exchange Commission.

The Board of Directors Recommends that Shareholders Vote “For”

the Ratification of Hacker, Johnson & Smith, P.A., as the

Independent Auditors for the Fiscal Year Ending December 31, 2006.

■            PROPOSAL III. ADJOURNMENT OF ANNUAL MEETING            ■

The Board of Directors seeks your approval to adjourn the Annual Meeting in the event that there are not a sufficient number of votes to approve Proposals I and/or II at the Annual Meeting. In order to permit proxies that have been timely received by MCBI to be voted for an adjournment, we are submitting this item as a separate matter for your consideration.

If it is necessary to adjourn the Annual Meeting and the adjournment is for a period of less than 30 days, no notice of the time or place of the reconvened meeting will be given to shareholders, other than an announcement made at the Annual Meeting.

The Board of Directors Recommends that Shareholders Vote “For”

the Approval of the Adjournment of the Annual Meeting.

SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors, and any person who beneficially owns more than 10% of our common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors, and more than 10% shareholders are required by regulation to furnish us with copies of all Section 16(a) forms which they file. During 2005, certain of our directors and executive officers who own our stock filed Form 3s or Form 4s with the Securities and Exchange Commission. The information on these filings reflects the current ownership position of all such individuals. To the best of our knowledge, during 2005 all such filings by our officers and directors were made timely, except for Robert A. Marks, Joel M. Cox, E. Terry Skone, Melanie J. Hanson, Richard Storm, Jr., John V. Cofer, who each filed one Form 4 late.

MARCO COMMUNITY BANCORP, INC. • PROXY STATEMENT

1770 San Marco Road• Marco Island, Florida 34145

SHAREHOLDER PROPOSALS

In order to be eligible for inclusion in MCBI’s proxy materials for the 2007 Annual Meeting, any shareholder’s proposal to take action at that Meeting must be received at our corporate office at 1770 San Marco Road, Marco Island, Florida 34145, no later than November 16, 2006. Shareholder proposals shall be subject to the requirements of the proxy rules (Regulation 14A) adopted under the Securities Exchange Act of 1934, as amended.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

MCBI has no formal procedures to follow for shareholders to communicate with the Board of Directors. Should a shareholder wish to submit a written communication to the Board or an individual director, the shareholder may mail or deliver such communication to Richard Storm, Jr., Chairman and Chief Executive Officer, Marco Community Bancorp, Inc., 1770 San Marco Road, Marco Island, Florida 34145. Should a shareholder wish to address the Board in person, the shareholder may submit such request to Mr. Storm. Depending on the matter the shareholder wishes to discuss with the Board and the Board’s schedule, the Board will consider such a request in determining whether to invite the shareholder to a Board meeting.

SOLICITATION

The cost of soliciting proxies on behalf of the Board of Directors for the Annual Meeting will be borne by MCBI. Proxies may be solicited by directors, officers, or our regular employees, in person or by telephone, e-mail, or mail. We are requesting persons and entities holding shares in their names, or in the names of their nominees, to send proxy materials to, and obtain proxies from, such beneficial owners. Those persons and entities will be reimbursed for their reasonable out-of-pocket expenses.

OTHER MATTERS WHICH MAY PROPERLY COME BEFORE

THE ANNUAL MEETING

The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting, other than those matters described in this Proxy Statement. If any other matter should properly come before the Annual Meeting, however, it is intended that the proxies solicited hereby will be voted in accordance with the judgment of the person or persons voting the proxies. If you do not wish to extend such authority, you may limit your proxy by marking the appropriate box on the Proxy Card.

AVAILABILITY OF ADDITIONAL INFORMATION

Accompanying this Proxy Statement is MCBI’s 2005 Annual Report, which includes our audited financial statements. Our Form 10-KSB serves as the Bank’s Annual Disclosure Statement. Additional copies of MCBI’s Annual Report or Form 10-KSB are available to

MARCO COMMUNITY BANCORP, INC. • PROXY STATEMENT

1770 San Marco Road• Marco Island, Florida 34145

shareholders at no charge. Any shareholder who would like an additional copy may contact Stephen A. McLaughlin, Vice Chairman and President or Executive Assistant Laura A. Jennings at (239) 389-5200 extension 238. Additional information can also be found on our webpage, www.marcocommunitybank.com, under the “Investor Relations” tab.

MCBI currently files periodic reports (including Form 10-KSBs, Form 10-QSBs, Proxy Statements, etc.) with the Securities and Exchange Commission. These periodic reports are filed electronically via EDGAR by MCBI and can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission at its Public Reference Section, 450 Fifth Street, N.W., Washington, DC 20549. The Securities and Exchange Commission maintains a website that contains registration statements, reports, proxy and information statements, and other information regarding registrants that file electronically with the Securities and Exchange Commission. Information filed by MCBI is available for review on this website. The address of the website is www.sec.gov.

Marco Community Bancorp, Inc.

April 1, 2006

MARCO COMMUNITY BANCORP, INC. • PROXY STATEMENT

1770 San Marco Road• Marco Island, Florida 34145

REVOCABLE PROXY

MARCO COMMUNITY BANCORP, INC.

2006 ANNUAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Richard Storm, Jr., Stephen A. McLaughlin, Bruce G. Fedor and Jamie B. Greusel and each of them, with full powers of substitution, to act as proxy for, and attorney-in-fact, to vote all shares of the common stock of Marco Community Bancorp, Inc., which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held at the Marco Lutheran Church, 525 North Collier Boulevard, Marco Island, Florida 34145, on April 29, 2006, at 10:00 a.m., Eastern Time and at any adjournment thereof.

The undersigned shareholder of Marco Community Bancorp, Inc. may revoke this Proxy at any time before it is voted by either delivering a written notice of revocation, delivering a duly executed Proxy bearing a later date, or by attending the Annual Meeting and voting in person.

		FOR	WITHHOLD AUTHORITY
1. The election of nine members of the Board of Directors to serve for one- year terms:		☐	☐

INSTRUCTION. To withhold your vote for any individual nominee, strike a line in the nominee’s name listed below.

t John V. Cofer t Joel M. Cox t Bruce G. Fedor t Jamie B. Greusel t Melanie J. Hanson t Robert A. Marks

Stephen A. McLaughlin t E. Terry Skone t Richard Storm, Jr.

2. Ratification of the appointment of Hacker, Johnson & Smith, P.A., as the independent auditors of Marco Community Bancorp, Inc. for the fiscal year ending December 31, 2006.	FOR	AGAINST	ABSTAIN
	☐	☐	☐

3. The adjournment of the Annual Meeting to solicit additional proxies in the event that there are not sufficient votes to approve any one or more of the Proposals.	FOR	AGAINST	ABSTAIN
	☐	☐	☐

IN THEIR DISCRETION, THE PROXY HOLDERS ARE AUTHORIZED TO TRANSACT AND TO VOTE UPON SUCH OTHER BUSINESS as may properly come before the Annual Meeting or any adjournments thereof.

NOTE: When properly executed, this Proxy will be voted in the manner directed by the shareholder. UNLESS CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS LISTED.

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, agent, trustee or guardian, please give full title. If shareholder is a corporation, please sign in full corporate name by president or other authorized officer. If shareholder is a partnership, please sign in partnership name by authorized person.

The signor acknowledges receipt from Marco Community Bancorp, Inc., prior to the execution of the Proxy, a Notice of Annual Meeting, a Proxy Statement dated April 1, 2006 and an Annual Report.

STICKER

X
Signature
X
Signature if held jointly
No. of Common Shares Voting: __________	Date: ____________